UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report):   None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2011, Eagle Bulk Shipping Inc. (the "Company") held a special meeting of shareholders (the "Special Meeting") at which shareholders approved the Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan (the "2011 Plan").  The full text of the 2011 Plan is attached as Appendix A to the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 12, 2011, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company's Special Meeting was held on November 17, 2011. There were 62,663,821 shares of the Company's common stock outstanding and entitled to vote at the Special Meeting. A total of 51,266,489 shares of common stock, constituting a majority of the Company's outstanding common shares entitled to vote at the Special Meeting, were represented at the Special Meeting either in person or by proxy.

At the Special Meeting:

1.            a proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of common stock by a ratio of between one-for-three and one-for-ten inclusive, to be determined by the Company's Board of Directors in its discretion, and to authorize the Company's Board of Directors to implement the reverse stock split at any time prior to the Company's 2012 Annual General Meeting of Shareholders by filing such amendment with the Registrar of Corporations of the Republic of the Marshall Islands (the "Reverse Stock Split Proposal") was approved by shareholders; and

2.            a proposal to approve the Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan (the "2011 Equity Incentive Plan Proposal") was approved by shareholders.

The voting results are set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reverse Stock Split Proposal	35,692,383	15,214,630	359,476	-
2011 Equity Incentive Plan Proposal	17,178,930	15,224,955	473,869	18,388,735

There were no broker non-votes with respect to the Reverse Stock Split Proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit Number       Document
10.1	Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC. (registrant)
Dated: November 17, 2011	By:	/s/ Alan S. Ginsberg
Name: Alan S. Ginsberg Title: Chief Financial Officer